                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: APRIL 22, 2003



                                 HYDRIL COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                      000-31579                95-2777268
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



            3300 SAM HOUSTON PARKWAY EAST
                   HOUSTON, TEXAS                            77032-3411
       (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (281) 449-2000

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

                99.1 News release issued by Hydril Company dated April 22, 2003.

ITEM 9.   REGULATION FD DISCLOSURE

          The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition) in accordance with Securities and Exchange Commission Release No. 33-8216.

          Our news release dated April 22, 2003 concerning first quarter 2003 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

          All of the information furnished in Item 12 and the accompanying exhibit will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HYDRIL COMPANY



Date:  April 22, 2003                    By: /s/ MICHAEL C. KEARNEY
                                            ------------------------------------
                                            Michael C. Kearney
                                            Chief Financial Officer and
                                            Vice President - Administration

                                 EXHIBIT INDEX


        Exhibit
        Number       Description
        ------       -----------
         99.1        News release issued by Hydril Company dated April 22, 2003.